                                                                  EXHIBIT 10.14

                              SERVICING AGREEMENT

                                 by and between

                    Imperial Credit Mortgage Holdings, Inc.

                                      and

                            ICI Funding Corporation

                                     INDEX


Section                                                              Page
- -------                                                              ----


1.   Definitions....................................................   1
     -----------

2.   Servicing Documents............................................   7
     -------------------

3.   General Duties of the Servicer.................................   8
     ------------------------------

4.   Servicing Compensation and Expenses............................  17
     -----------------------------------

5.   Repurchase of Defective Mortgage Loans.........................  18
     --------------------------------------

6.   Contribution of Mortgage Loans or Undivided Interests Therein..  19
     -------------------------------------------------------------

7.   Termination and Liabilities....................................  20
     ---------------------------

8.   Representations and Warranties; Covenants of Servicer..........  23
     -----------------------------------------------------

9.   Indemnification................................................  27
     ---------------

10.  Miscellaneous..................................................  27
     -------------

                              SERVICING AGREEMENT


          THIS SERVICING AGREEMENT, entered into as of this      day of
                                                            ----
November, 1995, is made effective as of the effective date of the initial public offering of Common Stock on a Registration Form S-11 of Imperial Credit Mortgage Holdings, Inc., a Maryland corporation (the "Company"), by and between the Company and ICI Funding Corporation, a California corporation (the "Servicer").

          WHEREAS, the Company and the Servicer desire that the Servicer service certain of the Mortgage Loans owned by the Company;

          WHEREAS, the Servicer is engaged in the business of servicing Mortgage Loans for investors; and

          WHEREAS, the Company and the Servicer desire to execute this Agreement to define the rights, duties and obligations of the Servicer to the Company.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants, promises and agreements herein contained, the parties hereto agree as follows;

          1.  Definitions.  Whenever used in this Agreement, the following words
              -----------
and phrases, unless the context otherwise requires, shall have the following meanings:

          "Agreement" means this Servicing Agreement, as same may be amended from time to time.

          "Appraisal" means an appraisal of a Residence conducted in accordance with generally accepted standards by a Qualified Appraiser.

          "Appraised Value" means the value of a Residence as determined through an Appraisal.

          "Assumption and Release Agreement" means a written agreement entered into pursuant to paragraph 3(m) hereof.

          "Business Day" means any day of the week other than Saturday, Sunday or a day which shall be in the State of

California a legal holiday or a day on which banking institutions in the State of California are authorized or obligated by law of executed to close.

          "Commitment" means the document pursuant to which the Company has agreed to purchase Mortgage Loans from the Servicer.

          "Company Designee" means the person or entity designated by the Company from time to time to perform, or assist in the performance of, certain of the Company's duties and obligations under this Agreement.

          "Conforming Mortgage Loan" means any Mortgage Loan that qualifies for purchase by government-sponsored entities such as FNMA and FHLMC.

          "Conventional Mortgage Loan" means a Mortgage Loan which is not insured by the FHA or guaranteed by the VA.

          "Curtailments and Prepaid Installments Report" means the report, in the form prescribed from time to time by the Company, to be provided by the Servicer pursuant to paragraph 3(f) hereof.

          "Custodial Account" means a non-interest bearing account maintained by the Servicer pursuant to paragraph 3(c) hereof, into which all Revenues shall be deposited.

          "Debtor Relief Laws" means any applicable liquidation, conservatorship, bankruptcy, insolvency, rearrangement, moratorium, reorganization or similar debtor or relief laws affecting the rights of creditors generally from time to time in effect.

          "Defective Mortgage Loan" shall mean any Mortgage Loan required to be purchased pursuant to Section 5.

          "Escrow Account" means an account maintained by the Servicer pursuant to paragraph 3(c) hereof, into which all Escrow Payments shall be deposited.

          "Escrow Payments" means all moneys collected, or required hereunder to be collected, by the Servicer to obtain or maintain mortgage insurance and fire, flood and other hazard insurance or for payment of fees, assessments or taxes or other governmental or similar charges customarily required to be escrowed with respect to Mortgage Loans or Residences.

          "Expense Advance" means an advance of funds, other than a Monthly Advance, required hereunder to be made by the Servicer which in the judgement of the Company is an appropriate expenditure made or to be made by the Servicer in connection with the performance of its duties to service the Mortgage Loans, including advances to pay all reasonable expenditures related to foreclosure proceedings, all reasonable expenditures related to the defense of any lawsuit to defend title to any property acquired as a result of a foreclosure and all expenses incurred in making repairs to any property subject to a Mortgage, all advances by the Servicer due to deficiencies in the amount of Escrow Payments received by the Servicer and all other advances to pay expenses for any other purposes, but excluding those advances described in paragraph 4(b)(ii) hereof.

          "FDIC" means the Federal Deposit Insurance Corporation, or any successor thereto.

          "FHA" means the Federal Housing Administration of the Department of Housing and Urban Development of the United States of America, or any successor thereto.

          "FHA Insurance" means insurance on mortgage loans presently issued by the FHA under the National Housing Act of 1934, as amended.

          "FHLMC" means the Federal Home Loan Mortgage Corporation, or any successor thereto.

          "Flood Insurance Policy" means a policy of insurance issued by the Department of Housing and Urban Development of the United States of America pursuant to the National Flood Insurance Act of 1968, as amended, or any other policy conforming to FNMA requirements and providing similar coverage against loss sustained by floods.

          "FNMA" means the Federal National Mortgage Association, or any successor thereto.

          "Foreclosure Remittance Summary" means the report, in the form prescribed from time to time by the Company, to be provided by the Servicer pursuant to paragraph 3(c) hereof.

          "GNMA" means the Government National Mortgage Association, or any successor thereto.

          "Government Obligations" means direct general obligations of, or obligations, the payment of the principal and interest of which are unconditionally guaranteed by, the United States of America.

          "ICIFC" means ICI Funding Corporation, a California corporation.

          "Insurance Proceeds" means payments received with respect to the Mortgage Loans under any insurance policy required to be maintained under this Agreement.

          "Law" or "Laws" means all applicable statutes, laws, ordinances, regulations, orders, writs, injunctions or decrees of the United States, or any agency thereof, or any state, or political subdivision or any agency thereof, or any court of competent jurisdiction.

          "Liquidation Proceeds" means amounts (other than Insurance Proceeds) received in connection with the liquidation of defaulted Mortgage Loans, whether through a trustee's sale, foreclosure sale, condemnation, taking under power of eminent domain, conveyance in lieu of foreclosure or condemnation, or otherwise.


          "Liquidation Schedule" means the report, in the form prescribed from time to time by the Company, to be provided by the Servicer pursuant to paragraph 3(c) hereof.

          "Loan Purchase and Administrative Services Agreement" means an agreement between the Company and ICIFC which, among other things, provides for ICIFC's monitoring and administering of the servicing of Mortgage Loans by the Servicer on behalf of the Company.

          "Loan Servicing Guidelines" means, with respect to Conforming Mortgage Loans, the guidelines established by FNMA and FHLMC for the servicing of Conforming Mortgage Loans which are eligible for sale to FNMA and FHLMC, as the same may be amended from time to time and as may be modified by the Company in connection with those Non-Conforming Mortgage Loans which are not eligible for sale to FNMA and FHLMC.

          "Monthly Advance" means with respect to any calendar month, the aggregate amount of payments of principal and interest on the Mortgage Loans which were due and payable on or before the first day of such month and which were delinquent as of the close of business on the Business Day next preceding the Remittance Date of such month (excluding from delinquent interest an amount equal to the lesser of the amount of delinquent interest or the related Servicing Fee), less any portion thereof which, if advanced, would constitute a Nonrecoverable Advance.

          "Mortgage" means the instrument securing a Mortgage Loan which creates a first lien on a Residence, subject only to Permitted Encumbrances, and which shall be in the form prescribed from time to time by the Company.

          "Mortgage Documents" means the documents pertaining to a particular Mortgage Loan.

          "Mortgage Loan" means any Conforming Mortgage Loan or Non-Conforming Mortgage Loan evidenced by a Mortgage Note which is secured by the related Mortgage for (i) financing the purchase by the Mortgagor of a Residence, or (ii) if permitted by the Company, the refinancing of existing indebtedness secured by the Residence, and which loan, in either case, has been purchased by the Company and serviced under this Agreement.

          "Mortgage Note" means the promissory note executed by a Mortgagor to evidence such Mortgagor's obligation to repay the Mortgage Loan which shall, in the case of a Conventional Mortgage Loan, be in the form prescribed from time to time by the Company.

          "Mortgagor" means the obligor(s) on a Mortgage Note, and/or a subsequent owner of a Residence who has acquired same and assumed the Mortgage Loan pursuant to paragraph 3(m) hereof.


          "New Loans Report" means the report, in the form prescribed from time to time by the Company, to be provided by the Servicer pursuant to paragraph 3(f) hereof.

          "Non-Conforming Mortgage Loan" means any mortgage loan that does not qualify for purchase by government-sponsored entities such as FNMA and FHLMC.

          "Nonrecoverable Advance" means any advance of funds which, in the good faith judgement of the Servicer with the con-currence of the Company, will not ultimately be recoverable by the Servicer form Insurance Proceeds, Liquidation Proceeds, the Mortgagor or otherwise.

          "Officer" means any duly authorized officer of the Servicer involved in, or responsible for, the servicing of the Mortgage Loans whose name appears on a list furnished to the Company by the Servicer, as such list may be amended from time to time.

          "Permitted Encumbrances" means the liens resulting from current real property taxes and assessments and only those covenants, conditions and restrictions, rights of way, easements and other exceptions which are accepted by FNMA and FHLMC on Mortgage Loans sold to GNMA or FHLMC and which are customarily acceptable to lending institutions generally or to which like properties are commonly subject and which do not materially affect the value or marketability of the Residences.

          "Primary Mortgage Insurance Policy" means a policy of mortgage guaranty insurance issued by a Qualified Mortgage Insurer.

          "Principal Prepayment" means any Mortgagor payment or other recovery of principal on a Mortgage Loan which is not applied by the Servicer during the month of receipt to a scheduled payment under the Mortgage Loan and the portion of any Insurance Proceeds, Liquidation Proceeds or other collections representing similar payments.

          "PUD" means a parcel of real property which contains buildings or other improvements owned and maintained by a homeowner's association, corporation or trust of the benefit of Mortgagors which own individual residential units on such parcel of land and such association, corporation or trust requires automatic, nonseverable ownership by each owner and impose mandatory assessments on all such owners for the maintenance and for the common use and enjoyment of all such owners.

          "Qualified Appraiser" means an appraiser who would be used by the Servicer of the origination of a residential mortgage loan.


          "Qualified Mortgage Insurer" means a private mortgage insurer specified in the Loan Servicing Guidelines.

          "Qualified Standard Hazard Insurer" means an insurer issuing a standard hazard insurance policy insuring a Residence, which insurer is licensed and qualified to do business in the state where the Residence is located and is an approved or acceptable insurer for mortgage loans which are sold to or serviced for FNMA and FHLMC.

          "Remittance Date" means the 18th day of each calendar month.

          "Representations and Warranties" means the representations and warranties required by FNMA and FHLMC to be made by Servicer with respect to Mortgage Loans eligible for sale to such entities, as the same may be amended from time to time, and as may be modified by the Company in connection with Non-Conforming Mortgage Loans which are not eligible for sale to FNMA and FHLMC.

          "Residence" means a single family (one to four units) residential house or PUD.

          "Revenues" means all moneys received by the Servicer representing principal and interest payments on Mortgage Loans, including Principal Prepayments, together with interest thereon at the rate specified in the Mortgage Note to the date of prepayment (excluding, however, prepayment penalties, which are deemed to be the property of the Company), Insurance Proceeds, condemnation proceeds or proceeds received in connection with a taking under power of eminent domain or a conveyance in lieu of condemnation and Liquidation Proceeds.

          "Sales price" means, with respect to a Residence, the price at which such Residence was sold.

          "Servicer Delinquency Report" means the report, in the form prescribed from time to time by the Company, to be provided by the Servicer pursuant to paragraph 3(f) hereof.

          "Servicer Foreclosure Recommendation" means the report, in the form prescribed from time to time by the Company, to be provided by the Servicer pursuant to paragraph 3(e) hereof.

          "Servicer Foreclosure Status Report" means the report, in the form prescribed from time to time by the Company, to be provided by the Servicer pursuant to paragraph 3(c) hereof.

          "Servicer Remittance Reconciliation" means the report, in the form prescribed from time to time by the Company, to be provided by the Servicer pursuant to paragraph 3(c) hereof.

          "Servicing Fee" means a fee which may be retained by the Servicer with respect to each Mortgage Loan as provided in paragraph 4(a) hereof, in a monthly amount of not less than 25 basis points or greater than 50 basis points of the outstanding principal balance of such Mortgage Loan on the day prior to each scheduled monthly payment date or such amount as is allowable by any nationally recognized statistical rating agency rating the mortgage collateralized bonds proposed to be secured by such Mortgage Loans. Servicing fees will [generally] be as follows: (i) fixed rate servicing will be 25 basis points, (ii) adjustable rate servicing will be 37.5 basis points and (iii) "B" and "C" mortgage loans will be 50 basis points.

          "Standard Hazard Insurance Policy" means a hazard insurance policy required to be maintained with respect to each Mortgage Loan pursuant to paragraph 3(g) hereof.

          "Trial Balance" means the report, in the form prescribed from time to time by the Company, to be provided by the Servicer pursuant to paragraph 3(f) hereof.

          "VA" means the Veterans Administration of the United States of America, or any successor thereto.

          "VA Guaranty" means a guaranty of a mortgage loan by the VA under the Servicemen's Readjustment Act of 1944, as amended.

          2.  Servicing Documents.
              -------------------

          (a) Possession of Mortgage Loan Files.  The Company shall deliver, or
              ---------------------------------
cause to be delivered, to the Servicer those documents reasonably requested by the Servicer of each Mortgage Loan the Company desires the Servicer to service under this Agreement, not less than 15 days prior to the date the next payment under such Mortgage Loan is due. The Servicer shall review the documents upon receipt thereof to determine whether they are sufficient for the Servicer to perform its obligations hereunder and shall promptly notify the Company of any deficiency. The Servicer may microfilm all or any part of each Mortgage Loan file including, without limitation, copies of any insurance policies. The contents of each Mortgage Loan file delivered to the Servicer are and shall be held by the Servicer for the benefit of the Company as the owner thereof for the sole purpose of servicing the related Mortgage Loan, and such retention by the Servicer is in a custodial capacity only. The ownership of each Mortgage Note, the Mortgage and the other contents of the related Mortgage Loan file is vested in the Company and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Servicer shall immediately vest in the Company and shall be retained and maintained by the Servicer at the will of the Company in such custodial capacity only. The Servicer's records shall be appropriately marked to clearly reflect the ownership of the related Mortgage Loan by the Company. The Servicer shall release its custody of the consents of any Mortgage Loan file only in accordance with written instructions from the Company, except that where such release is required as incidental to the Servicer's servicing of the Mortgage Loans or is in connection with a repurchase of a Defective Mortgage Loan, such written instructions shall not be required. In addition, the Servicer shall destroy or redeliver to the Company all documents comprising each Mortgage Loan file, whether in microfilm form or otherwise, as directed by the Company.

          (b) Books and Records.  Record title in the name of the Servicer to
              -----------------
each Mortgage and the related Mortgage Note shall be retained by the Servicer for the sole purpose of facilitating the servicing of the Mortgage Loans. All rights arising out of the Mortgage Loans including, but not limited to, all funds received on or in connection with a Mortgage Loan shall be received and held by the Servicer for the benefit of the Company as the owner of the Mortgage Loans.

          (c) Cooperation; Release of Mortgage Loan Files.  Upon the payment in
              -------------------------------------------
full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Company by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment have been or will be so received) and shall request delivery to it of the related Mortgage Loan file to the extent that the Servicer does not already have possession of all documents in such file. The Company agrees, upon receipt of such certification and request, promptly to release the related Mortgage Loan file to the Servicer. Upon any such payment in full, the Servicer is authorized to execute an instrument of satisfaction regarding such Mortgage or to procure from the trustee under the deed of trust which secured the Mortgage Note a deed of full reconveyance covering the property encumbered by such deed of trust, as the case may be, which instrument of satisfaction or deed of reconveyance shall be recorded by the Servicer if required by Law and be delivered to the person or persons entitled thereto. The Company agrees from time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, upon request of the Servicer and delivery to the Company of a trust receipt, to release the related Mortgage Loan file to the Servicer and execute such documents as shall be necessary to the prosecution of any proceedings relating to the servicing or foreclosure of any Mortgage Loan. Such trust receipt shall obligate the Servicer to return the Mortgage Loan file to the Company when the need therefor by the Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of the Servicer similar to that hereinabove specified, the trust receipt shall be released to the Servicer.

          3.  General Duties of the Servicer.  The Servicer acknowledges that
              ------------------------------
all servicing rights to the Mortgage Loans serviced hereunder belong to the Company. The parties agree that, subject to the provisions of paragraphs 3(1), 6 and 7 hereof, the Servicer shall service the Mortgage Loans, in the manner and on the terms and conditions specified in the Commitment relating to such Mortgage Loans and as set forth below:


          (a) Power and Authority.  The Servicer shall have full power and
              -------------------
authority, acting alone, to do and perform any and all things which it may deem necessary or desirable to carry out its servicing responsibilities hereunder, unless contrary to the express provisions of this Agreement. It is understood and agreed that the Servicer shall perform its duties as an independent contractor and not as an agent or regular employee of the Company; that the Servicer shall use its own equipment and employees; that the Servicer shall exercise control over the details of its work; and that the Servicer shall be free to pursue other job opportunities in its field. The Servicer shall have no authority expressed or implied, to act in any manner or by any means, for or on behalf of the Company in its capacity as Servicer, except as expressly set forth in this Agreement.

          (b)  Standards of Servicing.
               ----------------------

               (i) The Servicer agrees to service, as required hereunder, the Mortgage Loans in accordance with the Loan Servicing Guidelines, which are incorporated by reference as though set forth in full herein, and this Agreement. The Servicer agrees that the Company may modify the Loan Servicing Guidelines from time to time and that after notification to the Servicer of any such modifications, the Servicer will comply with the Loan Servicing Guidelines as so modified, but in no event will the Loan Servicing Guidelines be modified so as to make Conforming Mortgage Loans, which would otherwise be eligible, ineligible for sale to FNMA and FHLMC.

               (ii) The Servicer shall perform all services and duties with respect to the Mortgage Loans in accordance with the standards of practice, diligence, prudence and competence maintained by the mortgage banking industry in the servicing of mortgage loans, to the extent such standards are not contrary to the Loan Servicing Guidelines or this Agreement. At all times while the Servicer is servicing Mortgage Loans under this Agreement the Servicer shall maintain adequate facilities to perform its obligations in accordance with such standards, including, but not limited to, the ability to generate complete and accurate servicing reports.

               (iii) The Company may enter into agreements from time to time, such as the Loan Purchase and Administrative Services Agreement, to provide for the monitoring and administering of the servicing of Mortgage Loans by the Servicer under this Agreement and other servicers under similar agreements as set forth in Section 3(l) hereof.

          (c) Collection of Revenues and Escrow Payments.
              ------------------------------------------

               (i) The Servicer shall instruct each Mortgagor that checks, money orders or other remittances in payment of his Mortgage Loan must be paid to the order of the Servicer servicing such Mortgage Loans. All moneys collected by the Servicer pertaining to the Mortgage Loans may be deposited temporarily into a clearing account maintained by the Servicer. Within one Business Day, the Servicer, after deduction of its Servicing Fee, shall with-draw from the clearing account all amounts representing Escrow Payments which shall be applied in accordance with Section 3 (c)(vi), and all amounts representing Revenues received by the Servicer on behalf of the Company in accordance with the terms of this Agreement which shall be promptly deposited in a Custodial Account, subject to withdrawal on demand of the Company at any time. The deposits in such Custodial Account as well as any clearing account shall be fully insured by the FDIC.

               (ii) The Servicer shall remit by wire to the Company, on or before the Remittance Date, all amounts in the Custodial Account plus an amount equal to the Monthly Advance, if any, except that: (A) any Principal Prepayments and any prepayment of interest which represent scheduled future monthly installments of principal and interest may be retained in the Custodial Account and may be remitted by the Servicer as if they were received on the scheduled due dates of such installments; (B) any Insurance Proceeds shall be held in the Custodial Account pending the determination of whether such moneys shall be applied to the repair of the related property or constitute Principal Prepayments; (C) any other amounts representing Principal Prepayments together with interest thereon at the rate specified in the Mortgage Note through the last day of the month of receipt, shall be remitted immediately upon receipt of such Principal Prepayments or, at the option of the Company, on the Remittance Date in the month following the month of receipt of such Principal Prepayments; and (D) prior to making the monthly remittance to the Company, the Servicer may, subject to its rights to retain late payment charges in accordance with Paragraph 4(a), withdraw any amounts from the Custodial Account representing late payments of principal and interest with respect to which the Servicer has made a Monthly Advance or representing late payment penalties collected by the Servicer, which funds shall be released from the terms and provisions of this Agreement and may be retained by the Servicer. If the Remittance Date is not a Business Day, the Servicer shall make its remittance on the next preceding Business Day.

               (iii) The Servicer must make all Monthly Advances. In the event that the Servicer excludes any amount from a Monthly Advance on the grounds that inclusion of such amount would constitute a Nonrecoverable Advance, the Servicer shall indicate in writing the reasons therefor and shall provide such writing to the Company with its Servicer Remittance Reconciliation. The Company shall provide written notice to the Servicer if the Company does not agree with the Servicer that such amount would constitute a Nonrecoverable Advance. If the Company's notice indicates disagreement with the Servicer's determination, the Servicer shall advance additional amounts as indicated by the Company on or before the next Remittance Date. If the Servicer fails to make such additional advance, or any portion thereof, on or before the next Remittance Date, the Company shall terminate all of the Servicer's rights and obligations under this Agreement as provided in paragraph 7 hereof.

               (iv) After making any Monthly Advance, the Servicer may submit a request to the Company for reimbursement therefor. If the Servicer (A) fails to remit any scheduled payment of principal and/or interest on the grounds that such remittance would constitute a Nonrecoverable Advance or obtains payment with respect to an amount of principal and/or interest from Insurance Proceeds or Liquidation Proceeds and (B) also receives payment thereof from the Mortgagor or otherwise, the Servicer shall immediately forward to the Company the amount of the payment received from the Mortgagor or other source.

               (v) The Servicer shall provide the Company (A) for each payment of a Mortgage Loan in full by the Mortgagor, through foreclosure or otherwise, with a Liquidation Schedule and, if applicable, a Foreclosure Remittance Summary and (B) with a Servicer Remittance Reconciliation on or before the fifth Business Day of each calendar month.

               (vi) All moneys received as Escrow Payments by the Servicer shall be held by the Servicer for the benefit of the Company and the applicable Mortgagor and, after an initial deposit into its clearing account in accordance with paragraph 3(c)(i), shall be held by the Servicer in the Escrow Account, consisting of such account or accounts as the Servicer is required to maintain for like payments made with respect to Mortgages which are being serviced for FNMA or FHLMC, pending application of such moneys pursuant to paragraph 3(d) hereof. The Servicer shall maintain a record of the source of each Escrow Payment and the total of such payments on deposit from each Mortgagor. The Escrow Account shall be an account or accounts fully insured by the FDIC. Interest earned, if any, on the Escrow Payments held by the Servicer shall not be required to be paid or credited to the Mortgagor unless required by Law.

          (d) Collection of Taxes, Assessments and Similar Items.  The Servicer
              --------------------------------------------------
shall hold for the benefit of the Company and the respective Mortgagors for which it services Mortgage Loans hereunder all moneys received by it representing Escrow Payments. The Servicer shall, from time to time, obtain bills for all such items and effect payments thereof with checks drawn on the Escrow Account maintained by it, prior to the applicable penalty or termination date. In the event that any Mortgagor's Escrow Account is insufficient for a payment required to be made from such account, the Servicer shall make an Expense Advance by depositing into the Escrow Account moneys sufficient to cause the required payment to be made. All moneys advanced by the Servicer for payment of any item for which an escrow is required under the Mortgage shall be added to the amount owing under the Mortgage Loan and may be recovered by the Servicer from the Mortgagor in the manner provided in the Loan Servicing Guidelines. The Servicer shall maintain adequate records of proof of payment of all such items. In case of a refund of a premium on a prepaid insurance policy, such refund shall be credited to the Mortgagor's Escrow Account except with respect to a cancellation, termination or transfer of such policy in which case the premium shall be refunded to the Mortgagor.

          (e) The Servicer to Conduct Foreclosures.  The Servicer shall be
              ------------------------------------
responsible for determining the necessity of instituting foreclosure action with respect to any Mortgage Loan which it is servicing. The Servicer shall submit its recommendation, accompanied by a Servicer Foreclosure Recommendation, to the Company, at such time as, in the opinion of the Servicer, foreclosure of a Mortgage Loan shall be necessary. If the Company approves of such recommendation, the Company will notify the Servicer, and the Mortgage Documents shall be released by the Company to the Servicer upon request therefor. The Servicer shall, within 21 days following any such release by the Company of the Mortgage Documents, either complete the foreclosure and liquidation of the Mortgage Loan as provided in this Agreement, or return the Mortgage Note to the Company. All foreclosures shall be conducted by the Servicer in accordance with the Loan

Servicing Guidelines, this Agreement and all requirements of FHA, VA or any other insurance or guarantor providing insurance on or a guaranty of such Mortgage Loan. The Servicer shall select the counsel to conduct foreclosure, subject to the right of the Company to notify the Servicer that any particular counsel is unacceptable. The Servicer shall take such action as is appropriate during the foreclosure to maintain the mortgaged property in as good a condition as it was when foreclosure proceedings commenced, ordinary wear and tear accepted, and subject to the Loan Servicing Guidelines, shall assist the Company in preserving, rehabilitating and/or selling any property received through a foreclosure action, upon request by the Company, and, to the extent necessary, in retaining an independent contractor to manage such property after foreclosure. In the event that the Company rejects the Servicer's recommendation, the Servicer shall continue to service the Mortgage Loan in accordance with the delinquency procedures under the Loan Servicing Guidelines.

          (f) Delinquency and Special Reports.  On or before the fifth Business
              -------------------------------
Day of each month, the Servicer shall provide to the Company a Servicer Delinquency Report which shall report each Mortgage Loan which was, as of the last day of the preceding month, delinquent. The Servicer shall also provide the Company with a Servicer Foreclosure Recommendation/Individual
Delinquency Report as to each Mortgage Loan which was, as of the last day of the preceding month, delinquent for 60 days or more, reporting the Servicer's recommendation, if any. On or before the fifth Business Day of each month, the Servicer shall also provide to the Company a New Loans Report, a Curtailments and Prepaid Installments Report and a Servicer Foreclosure Status Report which shall report, with respect to each Mortgage Loan which is in foreclosure proceedings, the progress and anticipated timing for consummation of such proceedings. In addition, on or before the fifth Business Day of each month, the Servicer shall provide to the Company: (A) the Trial Balance of the Mortgage Loans and of the Escrow Payments relating to the Mortgage Loans held by the Servicer in each Custodial Account and Escrow Account, respectively; (B) a reconciliation of the Servicer's Custodial Account and Escrow Account; and (C) a copy of the most recent statement for each Custodial Account and Escrow Account rendered by the institution with whom such accounts are maintained. The Servicer shall also provide to the Company, and such other persons as may from time to time be designated by the Company to receive same, such other reports or information regarding the Mortgage Loans being serviced by the Servicer hereunder as may be reasonably requested by any of them.

          (g) Maintenance of Standard Hazard Insurance.  The Servicer shall
              ----------------------------------------
require that each Mortgagor obtain and maintain for each Mortgage Loan a Standard Hazard Insurance Policy and, where necessary, a Flood Insurance Policy on the Residence which is issued by a Qualified Standard Hazard Insurer and which in full compliance with all applicable requirements of the FHA, VA or Qualified Mortgage Insurer insuring or guaranteeing such Mortgage Loan. Such policy shall be in an amount which is not less than the maximum insurable value (i.e., replacement value without deduction for depreciation) of the property securing the Mortgage Loan or 90% of the principal balance owing on such Mortgage Loan, whichever is less, provided that at the time the Company purchases the Mortgage Loan the amount shall not be less than 90% of the principal amount of such Mortgage Loan. In all events, such coverage shall be in an amount sufficient to ensure that the Company could not become a coinsurer under the terms and conditions of the applicable policy, and such coverage shall be at least as protective as fire and extended coverage, insuring the Company as mortgagee under a standard mortgagee clause to the full extent of its interest in the Residence. Such policies shall not be cancelable by the Qualified Standard Hazard Insurer without 10 days prior notice to the Servicer. If directed by the Company, the Servicer shall retain custody of such policies and renewals thereof or microfilm copies thereof, as agent of the Company, and annually shall issue a certificate to the Company certifying that the above requirements have been met. The Servicer's obligation to require such insurance to be maintained shall be absolute, regardless of any failure or refusal by any Mortgagor to pay in timely fashion the premium due thereon, and the Servicer agrees with respect to the Mortgage Loans serviced by it to indemnify and hold the Company harmless against any loss suffered as a result of the absence of hazard insurance or the lack of hazard insurance sufficient in amount to protect the Company's interest with respect to any Residence. Compliance with paragraph 3(i) hereof by the Servicer shall be deemed compliance by the Servicer with its financial obligations under this paragraph 3(g) to the extent that the insurance maintained under paragraph 3(i) provides for the payment of such obligations.


          The Servicer shall use due diligence to ascertain any loss or damage to the property securing the Mortgage Loan and upon obtaining knowledge thereof shall immediately notify the

Company and the qualified Standard Hazard Insurer concerned. Except as otherwise provided by a Mortgage Loan insured under a private program, each such policy shall provide for payment to the Company in the event of loss, and payments for losses under any such policy shall be collected by the Servicer and held in trust in accordance with paragraph 3(c) hereof until disbursed as instructed by the Company or remitted as a Principal Prepayment pursuant to Paragraph 3(c) hereof. The Servicer may, with respect to checks and payments issued under such policies which do not exceed Five Thousand Dollar ($5,000), or such higher amount as may be specified from time to time by the Company in accordance with prudent mortgage investment standards, deposit such checks on behalf of the Company into the Servicer's Custodial Account. The Servicer shall have no authority to make any agreement with respect to the restoration or rehabilitation of property damaged by fire or other casualty, except when the amount of the loss is less than Five Thousand Dollars ($5,000), or such other designated amount as provided hereinabove, subject to any applicable requirements of FNMA and FHLMC with respect to disbursements of insurance proceeds. The Servicer shall receive no compensation, in addition to that provided in paragraph 4(a) hereof, for its services pursuant to this paragraph 3(g).

          (h) Maintenance of Mortgage Single Interest Hazard Insurance.  The
              --------------------------------------------------------
Servicer may maintain a mortgage single interest hazard insurance policy with sufficient coverage to provide hazard insurance on any property securing a Mortgage Loan having no Standard Hazard Insurance Policy, in an amount at least equal to the coverage required pursuant to paragraph 3(g) hereof and providing for the payment of any deductible amount by the Servicer or the Mortgagor, and naming the Company as insured. All premiums advanced by the Servicer in maintaining any such insurance shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit. Any amounts collected by the Servicer under any such policy relating to claims regarding the Mortgage Loans (other than amounts to be applied to the restoration or repair of the property securing the related Mortgage Loan in the manner set forth in paragraph 3(g) hereof) shall be remitted to the Company.

          (i) Maintenance of Primary Mortgage Insurance.  The Servicer shall
              -----------------------------------------
cause to be maintained with respect to each Conventional Mortgage Loan serviced by it, a Primary Mortgage Insurance Policy issued by a Qualified Mortgage Insurer, insuring the payment of such Mortgage Loan, to the extent that the principal amount thereof as of the date such Mortgage Loan is originated and funded exceeds 30% of the Appraised Value or Sales Price (whichever is less) of the Residence, in an amount so that the uninsured portion of such Mortgage Loan does not exceed 75% of the Appraised Value of Sales Price (whichever is less). All premiums advanced by the Servicer in maintaining any such insurance shall be collected by the Servicer from the Mortgagor or, to the extent permitted by Law, added to the amount owing under the Mortgage Loan. Subject to the provisions of paragraph 3(c) hereof, any amounts collected by the Servicer under any such policy shall be remitted to the Company.

          (j) Maintenance of Fidelity Bond and Errors and Omissions Insurance.
              ---------------------------------------------------------------
The Servicer hereby agrees to obtain and maintain in full force and effect throughout the term of this Agreement, at its own expense, and shall furnish the Company satisfactory evidence of, a blanket fidelity bond and an errors and omissions insurance policy covering the Servicer's officers, employees and any other persons acting on behalf of the Servicer in its capacity as the Servicer with regard to the Mortgage Loans. The amount of coverage shall be at least equal to the highest amount of coverage that would be required by FNMA or FHLMC with respect to the Servicer if the Servicer were servicing the Mortgage Loans for FNMA or FHLMC. In the event that any such bond or policy shall cease to be in effect, the Servicer shall obtain from an issuer or insurer licensed in each applicable jurisdiction and acceptable to the Company a comparable replacement bond or policy, as the case may be. Any amounts collected under such bond or policy relating to the Servicer's activities in originating or servicing the Mortgage Loans shall be remitted to the Company. No provision of this paragraph 3(j) shall operate to diminish, restrict or otherwise limit the Servicer's responsibilities and obligations as set forth in this Agreement.

          (k) Annual Reports.  On or before 120 days after the end of the
              --------------
Servicer's fiscal year, the Servicer, at its expense, shall furnish to the Company (A) an opinion by a firm of independent certified public accountants on the financial position of the Servicer at the end of its fiscal year, and the results of operations and changes in financial position of the Servicer for such year then ended on the basis of an examination conducted in accordance with generally accepted auditing standards and (B) a statement from the independent certified public accountants concerning compliance with servicing standards on the basis of an examination conducted substantially in compli-ance with the audit program for mortgages serviced for FNMA or FHLMC, the United States Department of Housing and Urban Development Mortgagee Audit Standards or the Uniform Single Audit Program for Mortgage Bankers, except for (1) such exceptions as such firm shall believe to be immaterial and (2) such other exceptions as shall be set forth in such statement.

          On or before the 60th day succeeding each anniversary of this Agreement, the Servicer shall provide to the Company a statement with respect to all Mortgage Loans being serviced by it certified by an Officer to the effect that (A) all insurance is being maintained, is fully paid and complies with this Agreement, (B) all taxes have been paid as and when due, (C) all inspections have been made if and to the extent required by this Agreement and (D) analysis has been made of each Mortgage Loan to ensure sufficient moneys are being collected in escrow for the current year or, if any such certifications cannot be made, specifying the reasons therefor and what curative action is being taken.

          On or before the 60th day succeeding each anniversary of this Agreement, the Servicer shall forward to the Company an annual statement, certified by an Officer, certifying that, to the best of his knowledge upon reasonable investigation, the Servicer's servicing of the Mortgage Loans has been conducted in compliance with this Agreement except for (A) such exceptions as such Officer shall believe to be immaterial and (B) such other exceptions as shall be set forth in such statement. Contemporaneously with such annual statement, the Servicer shall also deliver to the company a certificate of an Officer stating that (X) a review of the activities of the Servicer during the preceding year with respect to performance under this Agreement has been made under such Officer's supervision and (Y) to the best of such Officer's knowledge, based on such review, there is, as of such date, no default by the Servicer in the fulfillment of any of its obligations under this Agreement, or if there is any such default known to such Officer, specifying each such default and the nature and status thereof.

          (l) Assignment of Servicing or Subservicing Obligations.  At any time
              ---------------------------------------------------
during the term of this Agreement, the Servicer may, with the prior written consent of the Company, assign its servicing obligations pursuant to this Agreement. Any agreement to assign servicing obligations shall provide that the assignee, must assume the servicing obligations of this Agreement with respect to the assigned Mortgage Loans for the same Servicing Fee that would otherwise have been paid to the assignor. Furthermore, ICIFC and the Company agree that ICIFC may enter into subcontract agreements with any third party, pursuant to which such third party will provide such of the servicing duties required hereunder as ICIFC deems necessary. Provided, however, that no such arrangement, either by assignment of this Agreement or by a subcontract agreement, as the case may be, between ICIFC and any third party shall relieve ICIFC of any of its duties or obligations hereunder.

          (m) Assumptions.  If a Mortgage Loan contains a "due-on-sale" clause,
              -----------
the Servicer will enforce such clause in the manner set forth in this paragraph 3(m), unless otherwise provided in the Commitment relating to such Mortgage Loan or instructed by the Company. The Servicer is not authorized to approve an assumption request from any Mortgagor in connection with a transfer of a Residence subject to a Mortgage Loan unless (A) an Assumption and Release Agreement is entered into by the person to whom the Residence is to be or has been conveyed which provides for the assumption of the indebtedness by such person, (B) the person to whom the Residence is to be or has been conveyed meets the requirements of all insurers providing insurance on the Mortgage Loan and
(C) the Mortgage Loan shall continue to be insured or guaranteed under any applicable insurance policies described in paragraphs 3(g), (h), (i) and (j) hereof. In connection with any sale or transfer of a Residence within the terms of the "due-on-sale" clause, the Servicer shall determine the qualifications of the person to whom the property securing the Mortgage Loan is to be conveyed and shall, if such person is found to be qualified to assume the Mortgage Loan under the above stated provisions of this paragraph 3(m), obtain the Company's consent to such release of the Mortgagor and prepare an Assumption and Release Agreement meeting the requirements of the Loan Servicing Guidelines and the certifications as may be required by the Company from time to time. The Servicer shall deliver a certificate, executed by an Officer, to the Company at the time of a transfer of a Residence in connection with which the Mortgagor is being released pursuant to this paragraph 3(m) to the effect that the release of the Mortgagor and the Assumption and Release Agreement prepared in connection therewith meet the terms of this paragraph 3(m), including that the person to whom the Residence is conveyed satisfies all of the Company's credit and underwriting standards. The Assumption and Release Agreement with such certificate and relevant certifications shall be delivered to the Company, inserted in the related Mortgage Loan file and thereafter be deemed a Mortgage Document.

          (n) The Servicer to Satisfy Insurance and Guaranty Requirements.  The
              -----------------------------------------------------------
Servicer shall be responsible for causing all applicable requirements of the FHA, VA, Qualified Mortgage Insurer and Qualified Standard Hazard Insurer to be satisfied with respect to any Mortgage Loan which has such insurance or guaranty so that the full benefits of such insurance or guaranty will inure to the Company. The Servicer shall use its best efforts to obtain compliance by the Mortgagor or any assignee permitted by paragraph 3(m) hereof with all applicable provisions and requirements of such insurance or guaranty in order to maintain such insurance or guaranty in full force and effect. Subject to the provisions of paragraph 3(c) hereof, any amounts collected by the Servicer under any such insurance or guaranty shall be remitted to the Company.

          4.   Servicing Compensation and Expenses.
               -----------------------------------

          (a) Servicing Fee.  As compensation for its activities hereunder and
              -------------
in consideration for servicing the Mortgage Loans for which it is responsible, the Servicer shall retain, and the Company consents to the Servicer retaining from Mortgagor payments received by it, the Servicing Fee earned by it. The Servicing Fee shall be considered to be earned for any particular month with respect to each Mortgage Loan for which the payment of all interest and principal due for such month has been received by the Servicer from the Mortgagor and has been remitted by the Servicer to the Company. In addition, except as limited by Law and available funds, the Servicer shall be entitled to additional reimbursement for expenses incurred by the Servicer in connection with the receipt of Insurance Proceeds or Liquidation Proceeds upon requisition therefor, which requisition shall be submitted to the Company in accordance with paragraph 4(b)(ii) hereof. Additional servicing compensation in the form of late payment charges, penalties and assumption fees or otherwise, if any, may be paid to or retained by the Servicer to the extent provided for in the Mortgage Note and permitted by Law and to the extent not contrary to the terms of this Agreement.

          (b) Liability of the Servicer for Expenses.
              --------------------------------------

               (i) The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor, except as specifically provided in paragraph 4(b)(ii) hereof or as otherwise authorized under the Loan Servicing Guidelines. The Servicer also agrees to pay: (A) all costs or expenses resulting from failure by the Servicer to timely file claims for losses relating to Mortgage Loans (including the failure to file claims under the insurance policies or the bond referred to in paragraphs 3(g), (h), (i) and (j) hereof); (B) all costs and expenses resulting from failure by the Servicer to foreclose Mortgages relating to deficient Mortgage Loans in a manner consistent with paragraph 3(e) hereof; and (C) all costs and expenses incurred by the Company in connection with replacing the Servicer as a servicer of Mortgage Loans in the event of default of the Servicer under the terms and provisions of this Agreement. Unless the Loan Servicing Guidelines otherwise require, the Servicer shall, prior to expending any moneys of an extraordinary amount which may be reimbursable under paragraph 4(b)(ii) hereof, submit a request for reimbursement or an estimate of expenses anticipated to be incurred to the Company.

               (ii) The Servicer shall be required to make all Expense Advances. After making any Expense Advance, the Servicer may submit a request to the Company for reimbursement therefor. If the Servicer is reimbursed for any such Expense Advance and also recovers all or any portion of such amounts from payments by or on behalf of a Mortgagor or otherwise, the Servicer shall immediately forward such recovered amounts to the Company.

          5.   Repurchase of Defective Mortgage Loans.  By executing this
               --------------------------------------
Agreement the Servicer makes the Representations and Warranties to the Company concerning the Mortgage Loans it services for the Company. In the event the Servicer fails to make any Representation or Warranty, or any Representation or Warranty made by the Servicer is false or untrue, the Company may request the Servicer to repurchase, and the Servicer shall repurchase the related Mortgage Loan whether or not such Mortgage Loan is in default. The price which the Servicer will pay the Company for any such Defective Mortgage Loan shall be equal to the unpaid principal balance of the Defective Mortgage Loan as of the date of purchase, (i) plus all interest accrued but not paid on such Defective Mortgage Loan from the date of purchase by the Company through the date of purchase by the Servicer, (ii) less any pre-paid but unaccrued interest on the Defective Mortgage Loan through the date preceding the purchase date, (iii) plus any disbursements, including but not limited to reasonable fees and out-of-pocket expenses of counsel, incurred by the Company in enforcing the Servicer to purchase such Defective Pledged Loan.

               6.  Contribution of Mortgage Loans or Undivided Interests
                   -----------------------------------------------------
     Therein.
     -------

               (a) Collateralized Mortgage Obligations.  The Servicer
                   -----------------------------------
     acknowledges that the Mortgage Loans may be used to secure the issuance of collateralized mortgage obligations or other mortgage collateralized bonds which may require the retained servicing of such Mortgage Loans to be performed in a manner and on terms other than as set forth in this Agreement. In such event, the Servicer agrees to enter into new servicing arrangements with the Company and/or a trustee acting on behalf of the holders of the collateralized mortgage obligations or mortgage collateralized bonds so long as the compensation to the Servicer is at least equivalent to the Servicing Fee payable to it hereunder with respect to such Mortgage Loans. Upon the execution of any such new servicing agreement, this Agreement shall terminate as to the Mortgage Loans subject thereto.

               (b) Sales to a Trustee.  The Servicer acknowledges that the
                   ------------------
     Company may sell undivided interests in Mortgage Loans for the issuance of pass-through mortgage certificates which may require the servicing of such Mortgage Loans to be performed in a manner and on terms other than as set forth in this Agreement. In such event, the Servicer agrees to enter into servicing arrangements with the Company or a trustee acting on behalf of the holders of the pass-through certificates so long as the compensation to the Servicer is at least equivalent to the Servicing Fee payable to it hereunder with respect to such Mortgage Loans. Upon the execution of any such new servicing agreement, this Agreement shall terminate as to the Mortgage Loans subject thereto.

               (c) Partial Assignments.  The Company and the Servicer
                   -------------------
     acknowledge and agree that the Company may make partial assignments of this Agreement at any time and from time to time in connection with the pooling of mortgage loans being serviced hereunder and the assignment of undivided interests therein to a third party, or in connection with the enforcement of this Agreement. In the event that, pursuant to the terms and conditions of any applicable pooling and administration agreement, a portion of this Agreement so assigned is terminated, such termination shall not cause a termination of the remaining portion(s) of this Agreement not assigned or assigned and subject to a different pooling and administration agreement.


               7.  Termination and Liabilities.
                   ---------------------------

               (a) The Servicer Not to Resign.  The Servicer shall not have the
                   --------------------------
     right to resign from the duties and obligations hereby imposed on it or to assign or transfer such duties and obligations or any of its rights hereunder, except as provided in paragraph 3(1) hereof.

               (b) Termination of the Servicer with Cause.  Upon the happening
                   --------------------------------------
     of any one or more of the following events the Company may, without payment of any penalty, terminate all of the Servicer's rights and obligations under this Agreement with respect to all Mortgage Loans:

               (i) Failure of the Servicer to remit to the Company pursuant to paragraph 3(c) hereof any Revenues received by the Servicer, failure of the Servicer to make any Monthly Advances or Expense Advances, including any failure to make Monthly Advances following any notice of disagreement as provided in Section 3(c)(iii), as required by this Agreement or failure of the Servicer to make any other advance of funds at the time and in the manner required by this Agreement.

               (ii) A representation or warranty of the Servicer to the Company shall be false in any material respect.

               (iii) Failure of the Servicer to duly observe or perform in any material respect any other covenant, condition or agreement contained in the Loan Servicing Guidelines of this Agreement and required thereby or hereby to be observed or performed by the Servicer, other than as referred to in paragraphs 7(b)(i) and (ii) hereof, for a period of 30 days after a written notice to the Servicer from the Company has been sent specifying such failure and requesting that it be remedied; provided, however, that if the failure states in the notice cannot be corrected within the applicable period, the Company shall consent to a reasonable extension of time if corrective action is instituted by the Servicer within the applicable period and diligently pursued until fully corrected; provided further, that if the Company determines that such failure cannot be corrected within such period, the Company may immediately terminate the Servicer pursuant to this paragraph 7(b)(iii).

               (iv) There is entered an order for relief or similar decree or other with respect to the Servicer by a court having jurisdiction in the premises in an involuntary case under the federal bankruptcy laws as now or hereafter constituted or under any applicable federal or state bankruptcy, insolvency or other similar laws or the Servicer (1) ceases or admits in writing its inability to pay its debts as they become due and payable, or makes a general assignment for the benefit of, or enters into any composition or arrangement with, creditors; (ii) applies for, or consents (by admission of material allegations of a petition or otherwise) to the appointment of a receiver, trustee, assignee, custodian, liquidator or sequestrator (or other similar official) of the Servicer or of any substantial part of its properties or assets, or authorizes such an application or consent, or proceedings seeking such appointment are commenced without such authorization, consent or application against the Servicer and continue undismissed for 60 days; (iii) authorizes or files a voluntary petition in bankruptcy, or applies for or consents (by admission of material allegations of a petition or otherwise) to the application of any bankruptcy, reorganization, arrangement, readjustment of debt, insolvency, dissolution, liquidation or other similar law of any jurisdiction, or authorizes such application or consent, or proceedings to such end are instituted against the Servicer without such authorization, application or consent and are approved as properly instituted and remain undismissed for 60 days or results in adjudication of bankruptcy or insolvency; or (iv) permits or suffers all or any substantial part of its properties or assets to be sequestered or attained by court order and the order remains undismissed for 60 days.

               (v) The Servicer fails to maintain delinquency rates on Conforming Mortgage Loans in which the Company has an interest at a level below that of other FHLMC and FNMA servicers servicing mortgages of the same type in the same general geographical area.

               (vi) The Servicer fails to maintain delinquency rates on Non-Conforming Mortgage Loans in which the Company has an interest at a level below that of Non-Conforming Mortgage Loan servicers servicing mortgages of the same type in the same geographical area.

               (vii) The consolidation or merger by the Servicer into another entity or the permission by the Servicer for one or more other entities to consolidate or merge with or merge into it without the prior written consent of the Company.

               If any of the events specified in paragraph 7(b)(iv) above shall occur, the Servicer shall give written notice of such occurrence to the company within two days of the happening of such event.

               Any termination as a result of any event described in paragraph 7(b) above shall be accomplished as soon as practicable by the Company so that required advances by the Company, or its designee, as a standby servicer shall be made on a timely basis.

          (c) Termination of the servicer without Cause.  The Company may
              -----------------------------------------
terminate this Agreement at any time, without cause, by giving 30 days' prior written notice to the Servicer and paying a servicing termination fee to the Servicer equal to 1.0% of the outstanding principal balance of each Mortgage Loan being serviced hereunder.

          (d) Transfer of Servicing after Termination.  Upon the effective date
              ---------------------------------------
of termination of the Servicer under paragraph (b) or (c), the Servicer shall immediately deliver or cause to be delivered to the Company: (A) all moneys held in each Custodial Account and each Escrow Account, together with an assignment of this Agreement from the Servicer to the Company; (B) all Revenues received by such Servicer and not theretofore remitted to Company; and (C) within 30 days of said termination, all files, whether in paper, microfilm or microfiche form, of the Servicer relating to the Mortgage Loans serviced by such Servicer. Nothing in this Section 7(d) or in Section 7(e) shall restrict in any way the Company's right to obtain monies in any

Custodial Account and Escrow Account and any of the Mortgage Documents granted elsewhere in.this Agreement. The Servicer agrees to indemnify and hold the Company harmless from any and all loss, damage and expenses (including reasonable attorneys' fees) that any of them may incur in securing the delivery of all files, the transfer of all escrows or the remittance of all Revenues received by the Servicer with respect to any Mortgage Loan serviced by the Servicer. Each party shall be responsible for their respective costs and expenses associated with such a transfer according to industry standards for transfer.

          (e) The Servicer's Duties upon Termination.  Upon receipt by the
              --------------------------------------
Servicer of written notice of termination from the Company pursuant to paragraph 7(b) hereof, and upon the effective date of the notice of termination received under paragraph (c) hereof, all authority and power of the Servicer under this Agreement shall pass to and be vested in the Company pursuant to and under this paragraph 7(e); and, without limiting the foregoing, the Company is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans, the Mortgage Loan files and related documents, or otherwise. The Servicer agrees to cooperate with the Company in effecting the termination of the Servicer's responsibilities and rights hereunder, including without limitation, the transfer to the Company or such other person or entity as the Company may designate, for administration, all cash amounts which shall at the time be credited by the Servicer to each Custodial Account and each Escrow Account or thereafter received with respect to the Mortgage Loans.

          (f) The Servicer's Excused Performance.  Notwithstanding any
              ----------------------------------
provision in this Agreement to the contrary, there shall be no termination of, and no liability under, this Agreement with respect to the Servicer for its failure to duly observe or perform in any material respect any covenant, condition or agreement contained in the Loan Servicing Guidelines or this Agreement and required thereby or hereby to be observed or performed by the Servicer hereunder if such failure on the part of the Servicer is directly caused by the failure of the Company to duly observe or perform in any material respect any covenant, condition or agreement contained in the Loan Servicing Guidelines or this Agreement and required thereby or hereby to be observed or performed by the Company hereunder.

          (g) Access to the Servicer's Records.  The Company and its agents may,
              --------------------------------
from time to time, and upon 48 hours notice, request the Servicer to allow the inspection and copying of any of the Servicer's books and records pertaining to the Mortgage Loans, and the Servicer shall allow such inspections and access to such books and records at reasonable times during the Servicer's normal business hours and upon reasonable terms.

          (h) No Liability for Removal of the Servicer.  Notwithstanding any
              ----------------------------------------
provision in this Agreement to the contrary, the Company shall not be liable in any respect for the termination of the Servicer for cause or owe any duty to the Servicer if terminated for cause.

          (i) No Remedy Exclusive.  No remedy herein conferred upon or reserved
              -------------------
to any party is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to other remedies given under this Agreement or existing at law or in equity. No delay or omission to exercise any right or power accruing under this Agreement shall impair any such right or power, or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient.

          8.   Representations and Warranties; Covenants of Servicer.
               -----------------------------------------------------

          (a) By the Servicer.  The Servicer hereby reaffirms the
              ---------------
representations and warranties made by it to the Company in the Commitment relating to each Mortgage Loan serviced hereunder and, in addition, hereby further represents and warrants to the Company that:

                   (i) The Servicer is a corporation, duly organized, validly existing and in good standing under the laws governing its creation and existence and is duly authorized and qualified to transact in each state where the nature of its business or property requires that it be so authorized and qualified any and all of its business, including the business contemplated by this Agreement, and possesses all requisite authority, power, licenses, permits and franchises to conduct any and all business contemplated by this Agreement and to comply with its obligations under the terms of this Agreement, the performance of which have been duly authorized by all necessary action.

                   (ii) Neither the execution and delivery of this Agreement by the Servicer, nor the performance and compliance with the terms hereof by the Servicer will (A) violate the instruments creating the Servicer or governing its operations, (B) violate any Laws applicable to the Servicer which could have any material adverse effect whatsoever upon the validity, performance or enforceability of any of the terms of this Agreement or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Servicer is a party or which may be applicable to the Servicer or any of its assets.

                   (iii) The execution and delivery of this Agreement by the Servicer in the manner contemplated herein and the performance and compliance with the terms hereof by it do not require the consent or approval of any governmental authority or, if such consent or approval is required, it has been obtained, and such execution and delivery have been duly authorized by all necessary action on the part of the Servicer.

                   (iv) This Agreement, and all documents and instruments contemplated hereby which are executed and delivered by the Servicer, will, assuming due authorization, execution and recovery by the Company, constitute valid, legal and binding obligations of the Servicer, enforceable in accordance with their respective terms, except as the enforcement thereof may be limited by applicable Debtor Relief Laws or by the equitable principles governing the right of specific performance.

                   (v) The Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the operation of the Servicer or its properties or might have consequences that would affect its performances hereunder.

                   (vi) The Servicer is not a party to or bound by any agreement or instruments or subject to any articles of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation which now or in the future may materially and adversely affect the ability of the Servicer to perform its obligations under this Agreement or which required the consent of any third person to the execution of this Agreement or the performance by the Servicer of its obligations under this Agreement.


                   (vii) No litigation is pending or, to the best of the Servicer's knowledge, threatened against the Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement.

                   (viii) As to Conforming Mortgage Loans, the Servicer is and will at all times be an FNMA- and FHLMC-approved Servicer and will comply in the performance of this Agreement with all reasonable rules and requirements of each Qualified Insurer.

                   (ix) The Servicer has assets in excess of its liabilities and is able to meet its debts as they become due and payable.

          (b) By the Company.  The Company represents and warrants to the
              --------------
Servicer that:

                   (i) The Company is a corporation duly organized, validly existing and in good standing under the Laws of the State of Maryland, is duly qualified and in good standing to transact business as a foreign corporation in the State of California, and possesses all requisite authority, power, licenses, permits and franchises to conduct any and all business contemplated by this Agreement and to comply with its obligations under the terms of this Agreement, the performance of which have been duly authorized by all necessary corporate action.

                   (ii) Neither the execution and delivery of this Agreement by the Company, nor the performance and compliance with the terms hereof by the Company will (A) violate the instruments creating the Company or governing its operations, (B) violate any Laws applicable to the Company which could have any material adverse effect whatsoever upon the validity, performance or enforceability of any of the terms of this Agreement or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Company is a party or which may be applicable to the Company or any of its assets.

                   (iii) This Agreement, and all documents and instruments contemplated hereby, which are executed and delivered by the Company, will, assuming due authorization, execution and delivery to the Servicer, constitute valid, legal and binding obligations of the Company, enforceable in accordance with their respective terms, except as the enforcement thereof may be limited by applicable Debtor Relief Laws or by the equitable principles governing the right of specific performance.


                   (iv) No litigation is pending or, to the best of the Company's knowledge, threatened against the Company which would prohibit its entering into this Agreement or performing its obligations under the Agreement.

          (c) Additional Covenants of the Servicer.  In addition to the
              ------------------------------------
covenants and agreements of the Servicer set forth elsewhere in this Agreement, the Servicer hereby covenants and agrees as follows:

                   (i) The Servicer will be: (A) at the time of origination and funding of any Mortgage Loan which has FHA Insurance, and at all times thereafter so long as the Servicer shall continue to serve in the capacity contemplated under the terms of this Agreement, and FHA-approved mortgagee and a FNMA approved seller and servicer of FHA-insured mortgages; (B) at the time of the origination and funding of any Mortgage Loan which has a VA Guaranty, and at all times thereafter so long as the Servicer shall continue to serve in the capacity contemplated under the terms of this Agreement, an eligible lender for mortgages guaranteed by the VA and a FHMA approved seller and servicer of VA-guaranteed mortgages; and (C) at the time of the origination and funding of any Conventional Mortgage Loan, and at all times thereafter so long as the Servicer shall continue to serve in the capacity contemplated under the terms of this Agreement, a FNMA and FHLMC approved seller and servicer of Conventional Mortgage Loans.

                   (ii) The Servicer will comply with the following laws, rules, requirements and publications as now in effect and as the same may hereafter be amended, supplemented or superseded: (A) as to each FHA-insured Mortgage Loan, with the National Housing Act of 1934, as amended and supplemented, all rules and regulations issued thereunder and all administrative publications; (B) as to each Mortgage Loan guaranteed by the VA, with the Servicemen's Readjustment Act of 1944, as amended and supplemented, all rules and regulations issued thereunder and all administrative publications; and (C) as to each Mortgage Loan insured by a Primary Mortgage Insurance Policy, with all rules and requirements of the Qualified Mortgage Insurer in the performance of this Agreement.

                   (iii) The Servicer will comply with the provisions of:
     Title VI of the Civil Rights Act of 1964; Title VIII of the Civil Rights Act of 1968, as amended by the Housing and Community Development Act of 1974; Section 527 of the National Housing Act; The Equal Credit Opportunity Act; The Fair Credit Reporting Act and any applicable regulations and orders thereunder; Executive Order 11063, Equal Opportunity in Housing issued by the President of the United States on November 20, 1962; and all other applicable federal and state laws, regulations, and orders.


                   (iv) From time to time the Servicer will report, as more fully set forth in this Agreement, information relating to the Mortgage Loans to the Company, and such other persons as may from time to time be designated by the Company, and will do every act and thing which may be necessary or required to perform its duties under this Agreement.

                   (v) The Servicer agrees that so long as it shall continue to serve in the capacity contemplated under the terms of this Agreement it will remain in good standing under the Laws governing its creation and existence and qualified under the laws of each state where such qualification is necessary to do business in such state, will not dissolve or otherwise dispose of all or substantially all of its assets and will not voluntarily consolidate with or merge into any other entity or permit one or more other entities to consolidate with or merge into it without the prior written consent of the Company;

                   (vi) No information, certificate of an Officer, statement furnished in writing or report required hereunder, delivered to the Company or any other person as may from time to time be designated by the Company to receive same, will, to the knowledge of the Servicer delivering same, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading.

          9.   Indemnification.  The Servicer shall indemnify, defend and hold
               ----------------
harmless the Company, its directors, officers, employees, partners, agents, successors and assigns, respectively, from and against any claim, action, loss, damage, penalty, fine, cost, expense, or other liability, including all court costs and attorneys' fees incurred in defending any claim or action or in enforcing this indemnity resulting from or arising out of any breach of any representation or warranty made by the Servicer in this Servicing Agreement or in any certificate, document or instrument now or hereafter delivered to any of the foregoing in connection with the transactions contemplated hereby, or from any breach of, or failure by, the Servicer to observe or fulfill any conditions, covenants or obligations to be observed or fulfilled by the Servicer under this Servicing Agreement.

          10.  Miscellaneous.
               -------------

          (a) Benefit; Binding Nature.  This Agreement shall inure to the
              -----------------------
benefit of and be binding upon the parties hereto and their respective successors and assigns.

          (b) Notices.  Any notice given under this Agreement shall be in
              -------
writing and shall be sent by registered or certified mail, return receipt requested, unless some other method of giving notice is accepted by the party to which it is given, and shall be given by being delivered at the following addresses of the parties hereto:

          The Company:        Imperial Credit Mortgage Holdings, Inc.
                              20371 Irvine Avenue
                              Santa Ana Heights, California 92707

                              Attention:      Joseph R. Tomkinson,
                                         Chief Executive Officer

          The Servicer:       ICI Funding Corporation
                              20371 Irvine Avenue
                              Santa Ana Heights, California 92707
                              Attention:      Mary C. Glass,
                                              Senior Vice President,
                                              Operations

          Either party may at any time give notice in writing to the other party of a change of its address for the purpose of this paragraph 10(b).

          (c) No Release.  Termination of this Agreement shall not release
              ----------
either party from any responsibility or liability that occurred prior to termination except as is expressly released by the other party in writing.

          (d) Prior Agreements; Conflicts.  This Agreement supersedes any prior
              ---------------------------
agreements and understandings between the Servicer and the Company governing the Servicer's servicing of the Company's Mortgage Loans. This Agreement sets forth the entire agreement between the parties hereto as to the subject matter of this Agreement. None of the parties hereto shall be bound by any condition, definition, warranty or representation with respect to the subject matter of this Agreement, other than as expressly provided in this Agreement or hereafter set forth in writing and signed by an authorized representative of the party to be bound. Notwithstanding the foregoing, the Servicer shall comply with all of the terms and conditions set forth in the Commitment relating to each Mortgage Loan being serviced hereunder; and in the event of a conflict between any Commitment and this Agreement, the terms and conditions of the Commitment shall control.

          (e) Appointment of Company Designee.  The Company shall have the right
              -------------------------------
to appoint a Company Designee at any time and from time to time.

          (f) Governing Law.  This Agreement has been made and entered into in
              -------------
the State of California and the laws of said State shall govern the validity and interpretation of this Agreement and the performance hereunder by the parties hereto.

          (g) Attorneys' Fees.  In the event that a party brings any action or
              ---------------
suit against the other party by reason of any breach of any covenant or condition on the part of either party arising out of this Agreement, the party in whose favor final judgment shall be entered shall be entitled to have and recover from the other party all costs and expenses of suit, including reasonable attorneys' fees.

          (h) Amendments.  This Agreement shall not be amended, changed,
              ----------
modified, terminated or discharged in whole or in part except by an instrument in writing signed by all parties hereto, or their respective successors or assigns, or otherwise as provided herein.

          (i) Successors and Assigns.  This Agreement binds any successors
              ----------------------
or assigns of the parties hereto as herein provided.

          (j) Severability.  The invalidity or unenforceability of any provision
              ------------
of this Agreement shall not affect the validity of any other provision, and all other provisions shall remain in full force and effect.

          (k) No Joint Venture.  The Servicer and the Company are not partners
              ----------------
or joint ventures with each other and nothing herein shall be construed to make them such partners or joint ventures or impose any liability as such of either of them.

          (l) Number of Days.  In computing the number of days from purposes of
              --------------
this Agreement, all days shall be counted, including days which are not Business Days, unless it is specifically provided that only Business Days shall be counted. However, if the final day of any time period falls on a day which is not a Business Day, then the final day shall be deemed to be the preceding Business Day unless otherwise provided.

          (m) Headings; Gender.  The headings of the various paragraphs of this
              ----------------
Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement. Words of any gender, used in this Agreement shall be held and construed to include any other gender, and words in the singular shall be held and construed to include the plural, and words in the plural shall be held and construed to include the singular, unless the Agreement or the context otherwise requires.

          (n) Waiver.  Any forbearance by a party to this Agreement in
              ------
exercising any right or remedy under this Agreement or otherwise afforded by applicable Laws shall not be a waiver of or preclude the exercise of that or any other right or remedy.

          (o) Execution in Counterparts.  This Agreement may be executed in one
              -------------------------
or more counterparts, any of which shall constitute an original as against any party whose signature appears on it, and all of which shall together constitute a single instrument. This Agreement shall become binding when one or more counterparts, individually or taken together, bear the signatures of both parties.


          IN WITNESS WHEREOF, each party has caused this Agreement to be executed by its duly authorized officer as of the day and year first above written.


                                    IMPERIAL CREDIT MORTGAGE
                                    HOLDINGS, INC.



                                    By:_________________________
                                       Name:
                                       Title:


                                    ICI FUNDING CORPORATION



                                    By:_________________________
                                       Name:
                                       Title: